SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934


                           DECEMBER 8, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                      WINCO PETROLEUM CORPORATION
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    COLORADO                  0-9295                  84-0794604
---------------             -----------         ----------------------
(State or Other             (Commission             (IRS Employer
Jurisdiction of            File Number)         Identification Number)
Incorporation)

               3118 CUMMINGS, GARDEN CITY, KANSAS 67846
      -----------------------------------------------------------
      (Address of Principal Executive Offices Including Zip Code)


                             (316) 275-2963
           ----------------------------------------------------
           (Registrant's telephone number, including area code)












Page 1 of 4.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
          --------------------------------

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
          --------------------------

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
          ----------------------------------------------

          (a) SECTION 304(a)(1):

               (i) On December 5, 1997, Winco Petroleum Corporation (the "Company") dismissed the accounting firm of Lawrence E. Van Zetten, P.C., Denver, Colorado, who have acted as certifying accountants for the Company for the years ending September 30, 1995 and 1996.

               (ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

               (iii) The change of principal accountants was approved by the Company's Board of Directors on December 5, 1997.

               (iv) The Company is unaware of any disagreement with Lawrence E. Van Zetten, P.C., on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

          (b) SECTION 304(a):

               (2) Effective December 5, 1997, the Company has engaged the accounting firm of Allen, Gibbs & Houlk, LLP, of Wichita, Kansas to act as certifying accountants for the year ended September 30, 1997.

               (3) The application of accounting principles to a specific completed or contemplated transaction, or to the type of audit opinion that might be rendered therein was not an important factor in the decision to change accounting firms.

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

ITEM 5.   OTHER EVENTS
          ------------

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
          --------------------------------------

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a) and (b)    Not applicable.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.         Page      Description
-----------         ----      -----------

    24.1              5       Letter from Lawrence E. Van Zetten, P.C.
                              (to be filed by amendment)








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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WINCO PETROLEUM CORPORATION



Dated: December 8, 1997                 By: /s/ DANIEL L. DALKE
                                           ------------------------------
                                                Daniel L. Dalke
                                                Chief Financial Officer








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